CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of EQ Advisors Trust of our report dated February 17, 2021, relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the funds listed in Appendix 1 for the year ended December 31, 2020. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 27, 2021

Appendix 1

EQ/All Asset Growth Allocation Portfolio	EQ/Franklin Rising Dividends Portfolio
EQ/Ultra Conservative Strategy Portfolio	EQ/Franklin Small Cap Value Managed Volatility Portfolio
EQ/Conservative Strategy Portfolio	EQ/Franklin Strategic Income Portfolio
EQ/Conservative Growth Strategy Portfolio	EQ/Global Bond PLUS Portfolio
EQ/Balanced Strategy Portfolio	EQ/Global Equity Managed Volatility Portfolio
EQ/Moderate Growth Strategy Portfolio	EQ/Goldman Sachs Growth Allocation Portfolio
EQ/Growth Strategy Portfolio	EQ/Goldman Sachs Mid Cap Value Portfolio
EQ/Aggressive Growth Strategy Portfolio	EQ/Goldman Sachs Moderate Growth Allocation Portfolio
1290 VT Energy Portfolio	EQ/Intermediate Government Bond Portfolio
1290 VT Low Volatility Global Equity Portfolio	EQ/International Core Managed Volatility Portfolio
1290 VT Moderate Growth Allocation Portfolio	EQ/International Equity Index Portfolio
1290 VT Multi-Alternative Strategies Portfolio	EQ/International Value Managed Volatility Portfolio
1290 VT Convertible Securities Portfolio	EQ/Invesco Comstock Portfolio
1290 VT DoubleLine Dynamic Allocation Portfolio	EQ/Invesco Global Portfolio
1290 VT DoubleLine Opportunistic Bond Portfolio	EQ/Invesco Global Real Estate Portfolio
1290 VT Equity Income Portfolio	EQ/Invesco International Growth Portfolio
1290 VT GAMCO Mergers & Acquisitions Portfolio	EQ/Invesco Moderate Allocation Portfolio
1290 VT GAMCO Small Company Value Portfolio	EQ/Invesco Moderate Growth Allocation Portfolio
1290 VT High Yield Bond Portfolio	EQ/Janus Enterprise Portfolio
1290 VT Micro Cap Portfolio	EQ/JPMorgan Growth Allocation Portfolio
1290 VT Natural Resources Portfolio	EQ/JPMorgan Value Opportunities Portfolio
1290 VT Real Estate Portfolio	EQ/Large Cap Core Managed Volatility Portfolio
1290 VT Small Cap Value Portfolio	EQ/Large Cap Growth Index Portfolio
1290 VT SmartBeta Equity Portfolio	EQ/Large Cap Growth Managed Volatility Portfolio
1290 VT Socially Responsible Portfolio	EQ/Large Cap Value Index Portfolio
ATM Large Cap Managed Volatility Portfolio	EQ/Large Cap Value Managed Volatility Portfolio
ATM Mid Cap Managed Volatility Portfolio	EQ/Lazard Emerging Markets Equity Portfolio
ATM Small Cap Managed Volatility Portfolio	EQ/Legg Mason Growth Allocation Portfolio
ATM International Managed Volatility Portfolio	EQ/Legg Mason Moderate Allocation Portfolio
EQ/500 Managed Volatility Portfolio	EQ/Loomis Sayles Growth Portfolio
EQ/400 Managed Volatility Portfolio	EQ/MFS International Growth Portfolio

EQ/2000 Managed Volatility Portfolio	EQ/MFS International Intrinsic Value Portfolio
EQ/International Managed Volatility Portfolio	EQ/MFS Mid Cap Focused Growth Portfolio
EQ/AB Dynamic Aggressive Growth Portfolio	EQ/MFS Technology Portfolio
EQ/AB Dynamic Growth Portfolio	EQ/MFS Utilities Series Portfolio
EQ/AB Dynamic Moderate Growth Portfolio	EQ/Mid Cap Index Portfolio
EQ/AB Short Duration Government Bond Portfolio	EQ/Mid Cap Value Managed Volatility Portfolio
EQ/AB Small Cap Growth Portfolio	EQ/Money Market Portfolio
EQ/American Century Mid Cap Value Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio
EQ/American Century Moderate Growth Allocation Portfolio	EQ/PIMCO Global Real Return Portfolio
EQ/AXA Investment Managers Moderate Allocation Portfolio	EQ/PIMCO Real Return Portfolio
EQ/Blackrock Basic Value Equity Portfolio	EQ/PIMCO Total Return Portfolio
EQ/Capital Group Research Portfolio	EQ/PIMCO Ultra Short Bond Portfolio
EQ/ClearBridge Large Cap Growth Portfolio	EQ/Quality Bond PLUS Portfolio
EQ/Clearbridge Select Equity Managed Volatility Portfolio	EQ/Small Company Index Portfolio
EQ/Common Stock Index Portfolio	EQ/T. Rowe Price Growth Stock Portfolio
EQ/Core Bond Index Portfolio	EQ/T. Rowe Price Health Sciences Portfolio
EQ/Emerging Markets Equity PLUS Portfolio	EQ/Wellington Energy Portfolio
EQ/Equity 500 Index Portfolio	Multimanager Aggressive Equity Portfolio
EQ/Fidelity Institutional AM Large Cap Portfolio	Multimanager Core Bond Portfolio
EQ/First Trust Moderate Growth Allocation Portfolio	Multimanager Technology Portfolio
EQ/Franklin Balanced Managed Volatility Portfolio